ALPS SERIES TRUST

February 11, 2021

Hillman Value Fund

Supplement to the Prospectus and Statement of Additional Information dated February 11, 2021

Shares of the Hillman Value Fund (the “Fund”) are currently not being offered to the public.

The Fund is a newly organized series of ALPS Series Trust (the “Trust”) that has been created in connection with the proposed acquisition of the assets and liabilities of the Hillman Value Fund, a series of the Hillman Capital Management Investment Trust (“HCMIT”), by the Hillman Value Fund, a series of the Trust (such transaction, the “Reorganization”). The Reorganization is subject to approval by the shareholders of the Hillman Value Fund (HCMIT). The Fund will commence operations following approval of the Reorganization by shareholders.

This supplement shall be in effect until the completion of the Reorganization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE